                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                FORT DEARBORN INCOME SECURITIES, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                     FORT DEARBORN INCOME SECURITIES, INC.

                                  -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders of
  Fort Dearborn Income Securities, Inc.:

    The Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. (the "Company") will be held on Monday, December 17, 2001, at 2:00 P.M., Chicago time, at Brinson Partners, Inc., 209 South LaSalle Street, ninth floor, Chicago, Illinois 60604, for the following purposes and for the transaction of such other business as may properly come before the meeting:

    (1) electing four directors; and

    (2) voting to ratify or reject the selection of independent certified public accountants made by the Board of Directors for the year ending
        September 30, 2002.

    The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on October 22, 2001, have the right to vote at the meeting. WE URGE YOU TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE MEETING CAN BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

                                                 JOSEPH A. ANDERSON
                                                      SECRETARY

Chicago, Illinois
November 13, 2001

                     FORT DEARBORN INCOME SECURITIES, INC.
                       209 S. LASALLE ST., ELEVENTH FLOOR
                          CHICAGO, ILLINOIS 60604-1295

                                 --------------

                                PROXY STATEMENT

INTRODUCTION

    This statement, which is being mailed to shareholders on or about
November 13, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of Fort Dearborn Income Securities, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Brinson Partners, Inc., 209 South LaSalle Street, ninth floor, Chicago, Illinois 60604, on Monday, December 17, 2001, at 2:00 P.M., Chicago time. Proxies may be solicited by mail, telephone and personal interview. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock of record. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. The enclosed proxy is revocable at any time. The proxy may be revoked in writing, by giving a later-dated proxy, or orally at the Annual Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Company.

    On October 22, 2001, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournments thereof, there were issued and outstanding 8,775,665 shares of Capital Stock of the Company, each entitled to one vote, constituting all of the Company's then-outstanding securities. For purposes of determining the outcome of the vote on a matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote and will have the same effect as a vote against the proposal. "Broker non-votes" are not counted for the purpose of determining the number of shares present on a voting matter and have no effect on the outcome of the vote. Any adjournment of the meeting would require the affirmative vote of a majority of those present in person or by proxy at the session of the meeting to be adjourned. The proxy solicited hereby confers authority to vote for any such adjournment; however, a proxy voted against or abstained from voting on any proposal herein would not be voted in favor of an adjournment to permit further solicitation of proxies.

1. ELECTION OF DIRECTORS

    Pursuant to the retirement policy for directors, Richard M. Burridge, who is chairman of the Board of Directors, is not standing for reelection and will retire at the Annual Meeting. Accordingly, four directors are to be elected at the Annual Meeting as the entire Board of Directors to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominees named below. If any of the nominees are unavailable to serve as directors, an event which the Board of Directors does not now expect, the persons named in the proxy will vote for such other persons as they, in their discretion, may choose. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for the election of a director. All of the nominees are presently directors of the Company and all have consented to serve if elected.

                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                                                 OWNED
                                                                                    WHEN      DIRECTLY OR
                                                                                   FIRST       INDIRECTLY
           NAMES AND AGES                       PRINCIPAL OCCUPATIONS              BECAME    SEPTEMBER 30,
             OF NOMINEES                       AND OTHER DIRECTORSHIPS            DIRECTOR        2001
           --------------                      -----------------------            --------   --------------
Adela Cepeda, 43.....................  Founder and President of A.C. Advisory,      2000         1,000*
                                         Inc.; Director of Lincoln National
                                         Income Fund, Inc. and Lincoln National
                                         Convertible Securities Fund. Former
                                         Managing Director and co-founder of
                                         Abacus Financial Group, Inc.,
                                         (1991-1995); Vice President, Smith
                                         Barney, Harris Upham & Co. Inc.,
                                         (1980-1991).

C. Roderick O'Neil, CFA, 70..........  Chairman, O'Neil Associates (formerly        1992         3,153
                                         Greenspan O'Neil Associates), an
                                         investment and financial consulting
                                         firm; Director, Beckman Coulter, Inc.
                                         (Since January, 1994) Director, Cadre
                                         Institutional Investors Trust (Since
                                         1995); Trustee, Memorial Drive Trust
                                         (Since 1974).

Frank K. Reilly, CFA, 65.............  Bernard J. Hank Professor of Finance,        1993         4,006
                                         University of Notre Dame (since 1981);
                                         Chairman, The Brinson Funds (since
                                         1992); Chairman, The Brinson
                                         Relationship Funds (since 1995);
                                         Director, Discover Bank (since 1993);
                                         Director, Morgan Stanley Trust, FSB
                                         (since 1996); Director, NIBCO (since
                                         1993); Director, Battery Park High
                                         Yield Fund (since 1996); Board of
                                         Governors, Association for Investment
                                         Management and Research (1993-2000)
                                         Chairman, 1998-1999; Board of
                                         Trustees, Institute of Chartered
                                         Financial Analysts (1993-2000)
                                         Chairman, 1996-1997; Board of Regents,
                                         Financial Analysts Seminar
                                         (1992-2001); Board of Trustees,
                                         Research Foundation of the Association
                                         of Investment Management and Research
                                         (since 1996).

                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                                                 OWNED
                                                                                    WHEN      DIRECTLY OR
                                                                                   FIRST       INDIRECTLY
           NAMES AND AGES                       PRINCIPAL OCCUPATIONS              BECAME    SEPTEMBER 30,
             OF NOMINEES                       AND OTHER DIRECTORSHIPS            DIRECTOR        2001
           --------------                      -----------------------            --------   --------------
Edward M. Roob, 67...................  Senior Vice President, Daiwa Securities      1993         7,000
                                         America, Inc. (1986-1993); Senior Vice
                                         President, First National Bank of
                                         Chicago (1975-1985); Director, The
                                         Brinson Funds; Director, The Brinson
                                         Relationship Funds; Trustee, Brinson
                                         Trust Company; Trustee, CCM Advisors
                                         Funds; Trustee, CCMA Select Investment
                                         Trust; Member, Board of Governors
                                         Chicago Stock Exchange, (1988-1991);
                                         Member U.S. Treasury and Federal
                                         Agency Advisory Committee,
                                         (1972-1985). Member, Committee for
                                         Specialist Assignment and Evaluation,
                                         Chicago Stock Exchange, (1993-1999).

------------

*   As of November 5, 2001

    The Board of Directors has an Audit Committee. The Board of Directors does not have a nominating or compensation committee.

    During the fiscal year ended September 30, 2001, five meetings of the Board of Directors and one meeting of the Audit Committee were held. All directors attended at least 75% of the total number of such meetings.

    The Company pays each of its directors (except the Chairman) at the rate of $9,000 annually to serve as directors and $750 for each Board of Directors meeting attended. The Company pays the Chairman at the rate of $13,000 annually to serve in such capacity and $750 for each Board of Directors meeting attended.

    The following table sets forth as to each Director the compensation paid to such Director in the fiscal year ended September 30, 2001 for service on the Board of the Company and, in the case of Messrs. Reilly and Roob, on the boards of three other investment companies for which the Advisor performed investment advisory services.

                               COMPENSATION TABLE

                                                         PENSION OR
                                                         RETIREMENT
                                                          BENEFITS
                                                         ACCRUED AS
                                           AGGREGATE      PART OF        ESTIMATED     TOTAL COMPENSATION
                                          COMPENSATION    COMPANY     ANNUAL BENEFITS   FROM COMPANY AND
NAME OF DIRECTOR                          FROM COMPANY    EXPENSES    UPON RETIREMENT     FUND COMPLEX
----------------                          ------------  ------------  ---------------  ------------------
Richard Burridge........................    $16,750           0              0               $16,750
Adela Cepeda............................    $12,750           0              0               $12,750
C. Roderick O'Neil......................    $12,750           0              0               $12,750
Frank K. Reilly.........................    $12,750           0              0               $62,250
Edward M. Roob..........................    $12,750           0              0               $62,250

2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as auditors of the Company for the fiscal year ending September 30, 2002. To the best knowledge of the Board of Directors, the firm of Ernst & Young LLP has no direct or material indirect financial interest in the Company. Under the Investment Company Act of 1940, such selection must be submitted to the shareholders for ratification or rejection at the Annual Meeting. The Board of Directors recommends that such selection be ratified by the shareholders of the Company. The affirmative vote of the holders of a majority of the shares represented at the Annual Meeting is required for ratification. Representatives of Ernst & Young LLP will attend the Annual Meeting, have an opportunity to make a statement and be available to respond to appropriate questions from shareholders. On September 27, 2001 the Board of Directors selected Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending September 30, 2001 to fill the vacancy resulting from the cessation of the client-auditor relationship by KPMG LLP as described below.

    KPMG LLP, which had been the independent auditors for the Company since its organization, ceased its client-auditor relationship with the Company on September 5, 2001. KPMG LLP informed the Company that such cessation was based solely on the fact that it would not be independent if any of its partners, principals, shareholders and employees had any financial interest in any affiliate of the Advisor and that it could not make a determination prior to commencing its audit of the Company's financial statements for the fiscal year ending September 30, 2001.

    For the fiscal year ended September 30, 2001, fees for services provided by Ernst & Young LLP were as follows:

Audit.......................................................  $26,000
Financial Information Systems Design and Implementation.....  $     0

All Other
  Services rendered to the Advisor and to any entity
    controlling, controlled by or under common control with
    the Advisor that provides services to the Company.......  $50,000

    The Audit Committee has considered whether the provision of the above services, other than audit services, is compatible with maintaining Ernst & Young LLP's independence and has concluded that it is.

REPORT OF THE AUDIT COMMITTEE

    All of the directors are members of the Audit Committee. Each member of the Committee is independent as defined under the New York Stock Exchange listing standards. Mr. Burridge is the only member of the Committee who is an "interested person" as defined in the Investment Company Act of 1940. The Committee operates under a written charter, adopted by the Board of Directors, which is included in this proxy statement as Appendix A.

    The Audit Committee makes recommendations concerning the retention of the Company's independent auditors, their fees and duties, including any non-audit related services performed by them; confers with such auditors; reviews the Company's financial reporting activities; and confers with and makes appropriate recommendations to personnel of the Company's investment advisor who perform services of a financial nature for the Company. The Committee has met with management of the Company to discuss, among other things, the Company's audited financial statements for the year ended September 30, 2001. The Committee also has met with the Company's independent auditors and discussed with them certain matters required under SAS 61 (an accounting standard) including, but not limited to, the scope of the Company's audit, the Company's financial statements for the year ended September 30, 2001 and the Company's accounting controls. The Committee has received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent auditors, their independence.

    Based upon these reviews and discussions, the Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report to Shareholders for the year ended September 30, 2001.

INVESTMENT ADVISOR

    Brinson Partners, Inc. ("Advisor"), 209 South LaSalle St., Chicago, Illinois 60604, is the investment advisor to the Company. The Advisor is a wholly-owned subsidiary of UBS (USA) Inc. UBS AG (Zurich, Switzerland) owns 100% of the common stock of UBS (USA) Inc.

OFFICERS

    The Company does not pay direct compensation to officers for their services to the Company. The Company's officers are as follows:

        Jeffrey J. Diermeier, CFA, B.B.A., M.B.A. (age 49), serves as the President of the Company. Investment Committee member, UBS Brinson, Inc. (1998-Present); Director, Chief Investment Officer and Managing Director and Investment Committee member, Brinson Partners, Inc.
    (2000-Present); Managing Director, First Chicago Investment Advisors, N.A. (1975-1989).

        Craig G. Ellinger, CFA (age 31), serves as Vice President and Portfolio Manager of the Company and is a Portfolio Manager in the Fixed Income Group at Brinson Partners, Inc. (since 2000). He previously served in a similar position at PPM America, Inc (1997-2000) and was a Commissioned Bank Examiner at the Federal Deposit Insurance Corporation (1992-1997).

        Joseph A. Anderson (age 39), who serves as Secretary-Treasurer of the Company is an Executive Director of Brinson Partners, Inc. (since 1991) and is currently the Vice President of Brinson Trust Company (since 1995).

        Robert M. Fascia (age 28) serves as Assistant Secretary and Assistant Treasurer of the Company and is an employee of Brinson Partners, Inc., (since 1999). He was previously employed by Stein Roe & Farnham.

PRINCIPAL SHAREHOLDERS

    Generally, under the Securities and Exchange Commission rules, a person is deemed to be the beneficial owner of a security with respect to which such person, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). On September 30, 2001, the directors and officers of the Company as a group owned or were deemed to own beneficially, directly or indirectly, less than 1% of the outstanding shares of Capital Stock of the Company.

SHAREHOLDER PROPOSALS

    Any shareholder proposal to be presented for action at the Company's 2002 annual meeting of shareholders must be received at the Company's office not less than 120 days prior to November 13, 2002 in order to be considered for inclusion in that meeting's proxy materials.

OTHER MATTERS

    Shareholders are urged to review the Company's Annual Report which accompanies this Proxy Statement.

    The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

    Please complete and sign the enclosed proxy and return it in the envelope provided so that the meeting may be held and action taken on the matters described herein with the greatest possible participating shares.

                                                    JOSEPH A. ANDERSON
                                                   SECRETARY/TREASURER

                                   APPENDIX A

                  CHARTER OF THE FORT DEARBORN AUDIT COMMITTEE

    I.  Audit Committee Purpose

       The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

           - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

           - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

           - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

       The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

    II.  Audit Committee Composition and Meetings

       Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

       Audit Committee members shall be appointed by the Board. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

    III.  Audit Committee Responsibilities and Duties

       REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial and the report thereon. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Based on such review and discussion make a recommendation to the Board of Directors concerning the inclusion of such audited financial statements in the Company's annual report to shareholders.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the company's interim financial results prior to the release of earnings and/or the company's interim financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

       INDEPENDENT AUDITORS

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

    10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

       OTHER AUDIT COMMITTEE RESPONSIBILITIES

    11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

    12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

    13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.


                                                                                                                                6210

     Please mark your
|X|  votes as in this
     example.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
     VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.


                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

                 FOR   WITHHELD                           FOR  AGAINST  ABSTAIN
1. Election of   | |     | |     2. Ratification of Ernst | |    | |      | |     3. In their discretion, the proxies are authorized
   Directors.                       and Young LLP as                                 to vote upon such other matters as may properly
   (see reverse)                    independent                                      any come before the Meeting or adjournment
                                    accountants.                                     thereof.


FOR, except vote withhold from the following nominee(s):
                                                                                                    CHANGE OF ADDRESS/         | |
                                                                                                    COMMENTS ON REVERSE SIDE.
--------------------------------------------------------




                                                                       Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                                                       -------------------------------------------------------------

                                                                                                                                2001
                                                                       -------------------------------------------------------------
                                                                         SIGNATURE(S)                                     DATE


                                               FORT DEARBORN INCOME SECURITIES, INC.


P                                         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                                          ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 17, 2001
R
      The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated November 9, 2001 appoints M. Finley
O     Maxson and Robert M. Fascia and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares (including those owned beneficially by the undersigned through the Automatic Dividend
X     Investment Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income
      Securities, Inc. to be held on December 17, 2001, 2:00 P.M., at Brinson Partners, Inc. 209 South LaSalle St., Ninth Floor,
Y     Chicago, Illinois, and any adjournments thereof.


      Election of Directors, Nominees:                                       COMMENTS: (change of address)

                                                                             -------------------------------------------------------

A. Cepeda, C.R. O'Neil,                                                      -------------------------------------------------------
F.K. Reilly, E.M. Roob
                                                                             -------------------------------------------------------

                                                                             -------------------------------------------------------
                                                                            (If you have written in the above space, please mark the
                                                                            corresponding box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR
PROXY WILL BE VOTED IN ACCORDANCE WITH THE THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU
SIGN AND RETURN THIS CARD.

                                                                                                                         SEE REVERSE
                                                                                                                            SIDE